                                                                    Exhibit 10.1


                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 6th day of November, 2001, by and among Restoration Hardware, Inc., a Delaware corporation (the "Company"), and the investors named in the attached Schedule I (each an "Investor" and collectively, the "Investors").

        WHEREAS, the Company desires to issue and sell to the Investors, severally and not jointly, and the Investors desire to acquire, severally and not jointly, from the Company shares (the "Shares") of the Company's common stock, par value $0.0001 per share ("Common Stock"), for the consideration specified in Schedule I hereto (the "Purchase Price"), subject to the terms herein; and

        WHEREAS, the Company and the Investors desire to set forth certain matters to which they have agreed relating to the Shares.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:


                                    ARTICLE I

                           ISSUANCE OF SHARES; CLOSING

        SECTION 1.1 Authorization of Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance of the Shares pursuant to this Agreement.

        SECTION 1.2 Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company contained herein, each Investor agrees to purchase from the Company, and the Company agrees to sell to such Investor, on the Closing Date (as hereinafter defined) the aggregate number of Shares set forth opposite such Investor's name on Schedule I. The Purchase Price for the Shares shall be $3.90 per Share.

        SECTION 1.3 Closing; Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur at 1 p.m. local time at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105, on the date of this Agreement, or at such other location, date and time as may be mutually agreed upon by the Company and the Investors purchasing a majority of the Shares (such date being referred to herein as the "Closing Date"). At the Closing, the Company shall deliver to each Investor one or more stock certificates representing the number of Shares set forth opposite such Investor's name on Schedule I hereto, each such certificate to be registered in the name of such Investor or, if so indicated on Schedule I hereto, in the name of a nominee designated by such Investor.

        The Company's obligation to issue the Shares to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder by such Investor at or prior to the Closing Date; (b) the accuracy of the representations and warranties made by such Investor as of the date hereof and on the Closing Date and the fulfillment of those undertakings of such Investor to be fulfilled prior to the Closing; and (c) the Company shall have obtained any and all consents and waivers necessary for consummation of the transactions contemplated by this Agreement, except for the failure to receive consents and waivers, which in the aggregate, would not have a material adverse effect on the Company, taken as a whole.

        Each Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by such
Investor: (a) the accuracy of the representations and warranties of the Company as of the date hereof and on the Closing Date; and (b) the Investors shall have received an opinion of Morrison & Foerster LLP, counsel for the Company, substantially in the form of Exhibit A hereto.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to each Investor that, except as set forth in the Schedule of Exceptions, dated as of the date hereof (the "Schedule of Exceptions"), attached to this Agreement as Exhibit B (which Schedule of Exceptions shall be deemed to be representations and warranties to the Investors and which Schedule of Exceptions shall expressly identify the specific representation and warranty in this Article II to which such exception pertains), the statements in this Article II are all true and correct:

        SECTION 2.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Delaware, and the Company has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted.

        SECTION 2.2 Capitalization.

        (a) Authorized. The Company's authorized capital stock consists of a total of 60,000,000 shares of Common Stock, $0.0001 par value per share, and a total of 5,000,000 shares of preferred stock of the Company, $0.0001 par value per share ("Preferred Stock"), of which 28,037 shares of Preferred Stock are designated as Series A Preferred Stock and 21,217 shares are designated as Series B Preferred Stock.

        (b) Issued and Outstanding. As of October 31, 2001, of the authorized shares of Common Stock, 23,867,698 shares of Common Stock were issued and outstanding. Of the authorized shares of Preferred Stock, 15,000 shares of Series A Preferred Stock are issued and outstanding. All such outstanding shares are validly issued, fully paid and non-assessable.

        (c) Options, Warrants, Reserved Shares. The Company has reserved 14,018,500 shares of its Common Stock for possible issuance upon the conversion of the issued and outstanding shares of Series A Preferred Stock. Except for (a) the conversion privileges of the Series A Preferred Stock and (b) as of October 31, 2001, outstanding options to purchase or commitments to issue 3,540,970, shares of Common Stock, warrants for 550,000 shares of Common Stock pursuant to existing credit agreements and an additional 1,742,445 shares of Common Stock reserved for issuance, either directly or through options to employees, directors, agents and consultants to the Company, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

        SECTION 2.3 Validity of this Agreement. All corporate action on the part of the Company, its officers and its directors necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Shares being sold under this Agreement has been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the issuance, sale, and delivery of the Shares, will not (i) conflict with, or result in any breach of any of the terms of, or constitute a default under, the charter documents or bylaws of the Company, or (ii) result in the creation of any lien, charge or encumbrance upon any of the Company's properties or assets, nor conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, instrument, covenant or other restriction or arrangement to which the Company is a party or by which it or any of its properties or assets is bound, except where such lien, charge, encumbrance, conflict, breach or default would not have a material adverse effect on the business, financial condition, properties, operations or results of operations of the Company.

        SECTION 2.4 Governmental Consent, etc. No consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any foreign, federal, state or local governmental authority on the part of the Company (collectively, "Governmental Consents") are required in connection with the consummation of the transactions contemplated herein or performance of the Company's obligations hereunder, and all Governmental Consents shall have been obtained prior to and be effective as of the Closing.

        SECTION 2.5 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable.

        SECTION 2.6 SEC Documents. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC (all of the foregoing, including filings incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Investors (including via EDGAR) true and complete copies of all SEC Documents (including, without limitation, proxy information and solicitation materials and registration statements) filed with the SEC since April 14, 1998. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as applicable, and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto.

        SECTION 2.7 Securities Laws. All notices, filings, registrations or qualifications under state securities or "blue sky" laws, which are required in connection with the offer, issuance, sale and delivery of the Shares pursuant to this Agreement, have been, or will be, completed by the Company.

        SECTION 2.8 Compliance. The Company is not in any violation, breach, default, modification or termination of any term of its charter documents or its bylaws or any provision of any foreign or domestic state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon it, which such violation, breach, default, modification or termination, individually or in the aggregate, would have a material adverse effect on the business, financial condition, properties, operations or results of operations of the Company.

        SECTION 2.9 Nasdaq Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and listed on The Nasdaq Stock Market ("Nasdaq"), and the Company has not been contacted by the National Association of Securities Dealers, Inc. ("NASD"), either orally or in writing, concerning potential delisting of the Common Stock from the NASDAQ National Market System.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                OF THE INVESTORS

        Each Investor, severally and not jointly, hereby acknowledges, represents, warrants and agrees as follows:

        SECTION 3.1 Investor Representations. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on Schedule I hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or entering into any arrangement or understanding with any other persons regarding the distribution of such Shares;
(iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; and (iv) the Investor has, in connection with its decision to purchase the number of Shares set forth on
Schedule I hereto, relied only upon the representations and warranties of the Company contained herein. Subject to Article IV herein, the Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

        SECTION 3.2 Compliance With Securities Laws. The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares in a transaction not subject to the prospectus delivery requirements), and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.

        SECTION 3.3 Authority of Investor; Validity of this Agreement. The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. The execution and delivery by the Investor of this Agreement and the performance by the Investor of its obligations hereunder and the purchase of the Investor's Shares will not conflict with, or result in any breach of any of the terms of, or constitute a default under, where applicable, the internal fund restrictions of the Investor's fund(s) or the governing documents of such fund(s).

        SECTION 3.4 Investment Decision by Investor. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.


                                   ARTICLE IV

                               REGISTRATION RIGHTS

        SECTION 4.1 Registration of Shares.

                (a) In order to cause the Shares then held by each Investor to be registered under the Securities Act so as to permit the sale thereof as set forth in this Section 4.1, the Company shall use its reasonable best efforts, within fifteen days after the Closing Date, to (but in no event later than thirty (30) days after the Closing Date) (i) prepare and file with the SEC a registration statement on Form S-3 (or successor form) under the Securities Act, or (ii) include such Shares then held by each Investor in an existing registration statement on Form S-3 on file with the SEC (the registration statement described in items (i) and (ii), the "Registration Statement"); provided, however, that each Investor shall provide all such information and materials and take all such action as may be required or reasonably requested in order to permit the Company to comply with all applicable requirements of the Securities Act, the Exchange Act, the NASD and Nasdaq and to obtain any desired acceleration of the effective date of the Registration Statement, such provision of information and materials to be a condition precedent to the obligations of the Company pursuant to this Section 4.1 to register the Shares held by such Investor. The offerings made by the Investors participating pursuant to the Registration Statement shall not be underwritten.

                (b) Subject to Section 4.2 hereof, the Company shall: (i) prepare and file with the SEC, or amend, as applicable, the Registration Statement in accordance with Section 4.1 hereof with respect to the Shares and shall use its reasonable best efforts to cause the Registration Statement to become effective within sixty (60) days after the Registration Statement is filed with the SEC or amended, as applicable, and to keep the Registration Statement effective until the sooner to occur of (A) the date on which all the Shares included within the Registration Statement have been sold, (B) the date on which all Investors, respectively, may sell in compliance with any applicable volume limitations under Rule 144 all of their Shares within a three month period under Rule 144 of the Securities Act, or (C) the second anniversary of the Closing Date; (ii) prepare and file with the SEC such amendments to the Registration Statement and amendments or supplements to the prospectuses used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Shares registered by the Registration Statement; (iii) furnish to each Investor such number of copies of any prospectuses (including any preliminary prospectus and any amended, combined or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as each Investor may reasonably request in order to effect the offering and sale of the Shares to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the Registration Statement to remain effective; (iv) use its reasonable best efforts to register or qualify the Shares covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as each Investor shall reasonably request (provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified), and do any and all other acts or things which may be necessary or advisable to enable each Investor to consummate the public sale or other disposition of the Shares in such jurisdictions; (v) notify each Investor, promptly after it shall receive notice thereof, of the date and time the Registration Statement and each post-effective amendment to such Registration Statement becomes effective or a supplement to any prospectus forming a part of such Registration Statement has been filed; and (vi) promptly reissue, or promptly authorize and instruct its transfer agent to reissue, unlegended certificates at the request of any Investor thereof upon such Investor's delivery of original certificates representing the Shares tendered for sale pursuant to the effective Registration Statement, and to promptly respond to any broker's inquiries made of the Company in connection with such sales, in each case with a view to reasonably assisting the Investor to complete such sale during such period of effectiveness.

        SECTION 4.2 Transfer of Shares; Delayed Filing; Suspension.

                (a) Each Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 4.1 or under Rule 144 of the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution of the Shares. Following effectiveness of the Registration Statement, the Company may require each Investor participating in the Registration Statement to furnish to the Company such information regarding the Investor and the distribution of the Shares by such Investor as the Company may from time to time reasonably require for inclusion in the Registration Statement, and the Company may exclude from such Registration Statement the Shares of any Investor that fails to furnish such information.

                (b) Notwithstanding the Company's obligation to file or amend the Registration Statement under Section 4.1 hereof, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its stockholders for the Registration Statement to be filed or amended at such time and it is therefore essential to defer the filing or amendment of the Registration Statement, the Company shall have the right to defer such filing or amendment for a period of not more than thirty (30) days beyond the date specified under Section 4.1(a) above. In addition and notwithstanding anything to the contrary set forth in this Agreement, the Company may restrict disposition of the Shares under the Registration Statement filed pursuant to
Section 4.1 hereof, and each Investor will not be able to dispose of such Shares, if the Company shall have delivered a notice in writing to such Investor stating that a delay in the disposition of the Shares is necessary because the Company, in its reasonable judgment, has determined in good faith that such sales would require public disclosure by the Company of material nonpublic information that is not included in the Registration Statement and that immediate disclosure of such information would be detrimental to the Company. In no event shall the Company, without the prior written consent of an Investor, disclose to such Investor any of the facts or circumstances regarding the material nonpublic information giving rise to either the delay in filing or amending the Registration Statement or the restriction in disposition of such Shares. In the event of the delivery of any such notice by the Company, the Company shall use its reasonable best efforts to amend the Registration Statement and/or amend or supplement the related prospectus if necessary and to take all other actions necessary to allow the proposed sale to take place as promptly as possible, subject, however, to the right of the Company to delay further sales of the Shares until the conditions or circumstances referred to above have ceased to exist or have been disclosed. Such right to delay sales of the Shares (i) shall not be exercised by the Company more than twice in any twelve (12) month period and (ii) shall not exceed ninety (90) days in the aggregate (and no longer than forty-five (45) days as to any single delay) in any twelve (12) month period.

        SECTION 4.3 Expenses. All of the out-of-pocket expenses incurred by the Company in complying with its obligations under this Article IV in connection with the registration of the Shares, including, without limitation, all SEC, Nasdaq and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of the Company's outside counsel and independent accountants shall be paid by the Company. The Company shall not be responsible to pay any legal fees for any Investor or any selling expenses of any Investor (including, without limitation, any broker's fees or commissions, including underwriter commissions).

        SECTION 4.4 Indemnification. In the event of any offering registered pursuant to this Article IV:

                (a) The Company agrees to indemnify and hold harmless each Investor whose Shares are included in the Registration Statement, each of its officers, directors and partners and each person controlling such Investor within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities to which such Investor, or any such officer, director, partner or controlling person may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement or any omission to state therein a fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, and the Company will reimburse each such Investor and each of its officers, directors and partners and each person controlling such Investor, as the case may be, for any reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such loss, claim, damage or liability; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor specifically for use in the preparation of the Registration Statement, (ii) the failure of such Investor to comply with the covenants and agreements applicable to such Investor contained in Sections 3.2 or 4.2 hereof (timely delivery by such Investor of the most recent prospectus provided to such Investor by the Company shall not constitute such a failure) or (iii) any untrue statement or omission made in any prospectus and corrected in an amended prospectus that was delivered to such Investor on a timely basis.

                (b) Each Investor whose Shares are included in the Registration Statement agrees to indemnify and hold harmless the Company, each of its officers and directors and each person controlling the Company within the meaning of Section 15 of the Securities Act from and against any losses, claims, damages or liabilities to which the Company, or any such officer, director or controlling person may become subject (under the Securities Act or otherwise), in so far as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) the failure by such Investor to comply with the covenants and agreements applicable to such Investor contained in Section 3.2 or 4.2 hereof respecting the sale of the Shares (timely delivery by such Investor of the most recent prospectus provided to such Investor by the Company shall not constitute such a failure) or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission to state therein a fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor specifically for use in the preparation of the Registration Statement, and such Investor will reimburse the Company and each of its officers, directors or controlling persons, as the case may be, for any reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such loss, claim, damage or liability; provided, however, that any indemnification obligations of such Investor pursuant to this Agreement shall be limited, in the aggregate, to the aggregate net proceeds received by such Investor as a result of the sale of its Shares under the Registration Statement.

                (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 4.4 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section
4.4. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified persons. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                (d) If the indemnification provided for in this Section 4.4 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement or omission, whether the untrue statement or omission relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the amount by which the net amount received by such Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 4.4, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 4.4 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

        SECTION 4.5 Termination of Conditions and Obligations. The conditions precedent imposed by Article III or this Article IV upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        SECTION 4.6 Listing. The Company shall take the necessary steps to comply in all material respects with the requirements of Nasdaq with respect to the issuance of the Shares and the listing thereof.

                                    ARTICLE V

                          SURVIVAL AND INDEMNIFICATION

        SECTION 5.1 Survival. Notwithstanding any examination made by or on behalf of any party hereto, the knowledge of any party or the acceptance by any party of any certificate or opinion, each representation and warranty contained herein shall survive the Closing and shall be fully effective and enforceable for one year after the Closing, and each covenant contained herein shall survive the Closing and shall be fully effective and enforceable.

        SECTION 5.2 Indemnification.

                (a) The Company shall indemnify each Investor, its stockholders, partners, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Company in this Agreement.

                (b) Each Investor agrees to indemnify the Company and its stockholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) which may be suffered or incurred by it as a result of any breach of any representation, warranty, or covenant made by such Investor in this Agreement; provided, however, that any indemnification obligations of such Investor pursuant to this Agreement shall be limited, in the aggregate, to the net proceeds received by such Investor as a result of the sale of its Shares under the Registration Statement.

                (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 5.2, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the occurrence of the facts and circumstances giving rise to such claim. The failure of any person to deliver the notice required by this Section 5.2(c) shall not in any way affect the indemnifying party's indemnification obligations hereunder except and only to the extent that the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                                   ARTICLE VI

                                  MISCELLANEOUS

        SECTION 6.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

        If to an Investor:          The address specified for such Investor on
                                    Schedule I.


        If to the Company:          Restoration Hardware, Inc.
                                    15 Koch Road, Suite J
                                    Corte Madera, CA  94925
                                    Attention:  Gary Friedman
                                    Facsimile:  (415) 927-9133

        With a copy to:             Morrison & Foerster LLP
                                    425 Market Street
                                    San Francisco, CA  94105
                                    Attention:  Gavin Grover, Esq.
                                    Facsimile:  (415) 268-7522

All notices, requests, consents and other communications hereunder shall be deemed to have been given together (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above;
(ii) if by telex, telecopy or facsimile transmission, one (1) day after the time that receipt thereof has been acknowledged by electronic confirmation or otherwise; (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service; or (iv) if sent by registered mail, on the fifth business day following the day such mailing is made.

        SECTION 6.2 Entire Agreement. This Agreement, including schedules and exhibits, or other documents referred to herein or that specifically indicate that they were delivered to the Investors in connection with this Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof (other than the non-disclosure and confidentiality agreements, if any, between the Company and the Investors signed in anticipation of an equity financing in the Company). No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

        SECTION 6.3 Amendments. The terms and provisions of the Agreement may be modified, amended or waived, or consent for the departure therefrom granted, only by written consent of the Company and the Investors holding at least fifty percent (50%) of the Shares then held by all Investors. No such waiver or consent shall be deemed to be an agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

        SECTION 6.4 Assignment. The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the Company and the Investors holding in the aggregate at least fifty percent (50%) of the Shares then held by all Investors, which consent shall not be unreasonably withheld, except that an Investor may transfer its rights and obligations to an "affiliate" (as such term is defined under Rule 144 of the Securities Act) of such Investor, provided that any such transferee agrees in writing to assume all of the obligations and liabilities of its transferor hereunder and agrees itself to be bound hereby all in accordance with and pursuant to a duly executed written instrument in form reasonably satisfactory to the Company.

        SECTION 6.5 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

        SECTION 6.6 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

        SECTION 6.7 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

        SECTION 6.8 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or constructions of any of, the terms or provisions hereof.

        SECTION 6.9 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

        SECTION 6.10 Expenses. Except as provided in Section 4.3, Section 4.4 or
Section 5.2, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

        SECTION 6.11 Brokers. Except as set forth in Section 6.11 of the Schedule of Exceptions, each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission, or for other compensation, by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

        SECTION 6.12 Public Announcements. The Company, on the one hand, and the Investors, on the other hand, agree to consult promptly with each other prior to issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby, agree to provide to the other party for review a copy of any such press release or statement, and shall not issue any such press release or make any such public statement prior to such consultation and review, unless required by applicable law or any disclosure obligations of the SEC or Nasdaq.

        SECTION 6.13 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        SECTION 6.14 Further Assistance. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Company and each Investor will take such further action as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification under Article IV or V).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                             RESTORATION HARDWARE, INC.


                             By:          /s/ Gary G. Friedman
                                  ---------------------------------------------
                                  Name:     Gary G. Friedman
                                  Title:    Chief Executive Officer


                             [INVESTOR]


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                             RESTORATION HARDWARE, INC.


                             By:
                                  ---------------------------------------------
                                  Name:     Gary G. Friedman
                                  Title:    Chief Executive Officer

                             Reservoir Capital Partners, L.P.
                             By: Reservoir Capital Group, L.L.C, GP


                             By: /s/ Gregg Zeitlin
                                  ---------------------------------------------
                                  Name: Gregg Zeitlin
                                  Title: Managing Director

                             Reservoir Capital Master Fund, L.P.
                             By: Reservoir Capital Group, L.L.C, GP



                             By:  /s/ Gregg Zeitlin
                                  ---------------------------------------------
                                  Name: Gregg Zeitlin
                                  Title: Managing Director

                             Reservoir Capital Associates, L.P.
                             By: Reservoir Capital Group, L.L.C, GP


                             By: /s/ Gregg Zeitlin
                                 ---------------------------------------------
                                 Name: Gregg Zeitlin
                                 Title: Managing Director

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                             RESTORATION HARDWARE, INC.


                             By:
                                  ---------------------------------------------
                                  Name:     Gary G. Friedman
                                  Title:    Chief Executive Officer



                             AMERICAN FUNDS INSURANCE SERIES, GLOBAL SMALL CAPITALIZATION FUND, BY CAPITAL RESEARCH AND MANAGEMENT COMPANY, ITS INVESTMENT ADVISER


                             By: /s/ Michael Downer
                                 ---------------------------------------------
                                 Name: Michael J. Downer
                                 Title: Vice President and Secretary

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.


                             RESTORATION HARDWARE, INC.


                             By:
                                  ---------------------------------------------
                                  Name:     Gary G. Friedman
                                  Title:    Chief Executive Officer

                             BARON SMALL CAP FUND, A SERIES OF BARON ASSET FUND By BAMCO, Inc. as Investment Advisor


                             By: /s/ Linda S. Martinson
                                 ----------------------------------------------
                                 Name: Linda S. Martinson
                                 Title: Vice President and General Counsel

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                             RESTORATION HARDWARE, INC.


                             By:
                             --------------------------------------------------
                                Name: Gary G. Friedman
                                Title: Chief Executive Officer


                             [INVESTOR]


                             By: /s/ James Schainuck
                             --------------------------------------------------
                                 Name: James Schainuck

                                 Title: Managing Principal, Jewel Investments
                                        authorized signature  for Straus Asset
                                        Management
                                   For: Straus Partners, LP
                                        Straus-GEPT, LP
                                        The Jewel Fund, L.P.
                                        The Jewel QP Fund, L.P.

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  WHITTIER VENTURES, LLC


                               By:         /s/ David A. Dahl
                                    ____________________________________________
                                    Name:  David A. Dahl
                                    Title: Vice President

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]

                               Sanford J. Colen & Jean N. Colen,
                               TTEES of The Colen Trust


                               By:         /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Trustee

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]

                               Peter W. Branagh & Ramona Y. Branagh,
                               TTEES for The Branagh Revocable Trust


                               By:          /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Manager, Apex Capital, LLC
                                           Authorized Investment Advisor

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  Pollat, Evans & Co. Inc.


                               By:          /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Manager, Apex Capital, LLC
                                           Authorized Investment Advisor

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  Zaxis Equity Neutral, L.P.


                               By:          /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Manager, Apex Capital, LLC
                                           General Partner

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  Zaxis Offshore Limited

                               By:         /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Manager, Apex Capital, LLC
                                           Authorized Investment Advisor

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR] Zaxis Partners, L.P.

                               By:         /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Manager, Apex Capital, LLC
                                           General Partner

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  Permal U.S. Opportunities


                               By:         /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Manager, Apex Capital, LLC
                                           Authorized Investment Advisor

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  Alfanar U.S. Capital Value


                               By:         /s/ Sanford J. Colen
                                    ____________________________________________
                                    Name:  Sanford J. Colen
                                    Title: Manager, Apex Capital, LLC
                                           Authorized Investment Advisor

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]

                               Willow Creek Offshore

                               By:          /s/ Aaron Braun
                                    ____________________________________________
                                    Name:  Aaron Braun, Managing Member
                                    Title: Trading Advisor - WC Capital
                                           Management, LLC

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]

                               Willow Creek Capital Partners, L.P.

                               By:         /s/ Aaron Braun
                                    ____________________________________________
                                    Name:  Aaron Braun
                                    Title: General Partner

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]


                               By:         /s/ William L. Edwards
                                    ____________________________________________
                                    Name:  William L. Edwards
                                    Title: President, Palo Alto Investors

                               For and on behalf of:

                               1.   William H. Draper, III RT
                               2.   Fred M. Gibbons
                               3.   Micro Cap Partners, LP
                               4.   Micro-Mousse Partners, LP
                               5.   Paul C. Edwards
                               6.   UBTI Free, LP
                               7.   William C. Edwards RT

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]


                               By:         /s/ Michael Weisberg, Sr. Mang. Dir.
                                    ____________________________________________
                                    Name:  Michael Weisberg
                                    Title: Senior Managing Director
                                    Signing on Behalf of Crestwood Capital
                                    Partners, Crestwood Capital Partners II and
                                    Bridgewood Capital Partners.
                                    ____________________________________________

                                         # shs               $ Amount
CRESTWOOD CAPITAL PARTNERS               135,000            $ 526,500
CRESTWOOD CAPITAL PARTNERS II             15,000               58,500
BRIDGEWOOD CAPITAL PARTNERS               17,500               68,250
CRESTWOOD CAPITAL INTERNATIONAL, LTD.     82,500              321,750
                                         --------           ---------
                                         250,000            $ 975,000



                                       /s/ Robert J. Miller
                                    ____________________________________________
                                           Director
                               Signing on behalf of Crestwood Capital
                               International, LTD.
                               Robert J. Miller

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  Hocky Capital Q.P. L.P.


                               By:         /s/ Allison Sachs
                                    ____________________________________________
                                    Name:
                                    Title: General Partner

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR] Hocky Capital L.P.

                               By:         /s/ Allison Sachs
                                    ____________________________________________
                                    Name:
                                    Title: General Partner

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  Cragswood LTD.


                               By:         /s/ Allison Sachs
                                    ____________________________________________
                                    Name:
                                    Title: General Partner

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  CATALYST PARTNERS, L.P.


                               By:         /s/ Allison Rosen
                                    ____________________________________________
                                    Name:  Allison Rosen
                                    Title: Managing Member

                                           Grover Capital Advisors LLC
                                           (sole G.P.of Catalyst Partners, L.P.)

         IN WITNESS WHEREOF, the Company and the Investors have executed this Stock Purchase Agreement as of the day and year first above written.

                               RESTORATION HARDWARE, INC.


                               By:
                                    ____________________________________________
                                    Name:  Gary G. Friedman
                                    Title: Chief Executive Officer


                               [INVESTOR]  CATALYST INTERNATIONAL, Ltd.

                               By:         /s/ Allison Rosen
                                    ____________________________________________
                                    Name:  Allison Rosen
                                    Title: Managing Member
                                           ELY Capital Advisors LLC
                                           (Investment Advisor to
                                               Catalyst International, Ltd.)

                         LIST OF SCHEDULES AND EXHIBITS


Schedule I:                List of Investors

Exhibit A:                 Opinion of Morrison & Foerster LLP
Exhibit B:                 Schedule of Exceptions

                                                     SCHEDULE I

                                                      Investors


Name and Address of Investors                    Aggregate Number of Shares      Aggregate Purchase Price
-----------------------------                    --------------------------      ------------------------
RESERVOIR CAPITAL PARTNERS, L.P.                          219,052                  $854,302.80
650 Madison Avenue, 26th Floor
New York, NY 10022

RESERVOIR CAPITAL MASTER FUND, L.P.                        36,820                  $143,598.00
650 Madison Avenue, 26th Floor
New York, NY 10022

RESERVOIR CAPITAL ASSOCIATES, L.P.                            538                    $2,098.20
650 Madison Avenue, 26th Floor
New York, NY 10022

AMERICAN FUNDS INSURANCE SERIES,                          282,051                $1,099,998.90
GLOBAL SMALL CAPITALIZATION FUND
c/o Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071
Attn:  Michael J. Downer

BARON SMALL CAP FUND                                      700,000                $2,730,000.00
767 Fifth Avenue, 49th Floor
New York, NY 10153

THE JEWEL FUND, L.P.                                      114,000                  $444,600.00
c/o Jewel Investments, LLC
605 Third Avenue, 19th Floor
New York, NY 10158

THE JEWEL QP FUND, L.P.                                    78,210                  $305,019.00
c/o Jewel Investments, LLC
605 Third Avenue, 19th Floor
New York, NY 10158


STRAUS PARTNERS L.P.                                       47,600                  $185,640.00
c/o Straus Asset Management
605 Third Avenue, 19th Floor
New York, NY 10158

STRAUS-SPELMAN, L.P.                                        1,900                    $7,410.00
c/o Straus Asset Management
605 Third Avenue, 19th Floor
New York, NY 10158

STRAUS-GEPT, L.P.                                          14,700                   $57,330.00
c/o Straus Asset Management
605 Third Avenue, 19th Floor
New York, NY 10158

WHITTIER VENTURES, LLC                                    128,205                  $499,999.50
1601 Huntington Drive
South Pasadena, CA 91030

PERMAL U.S. OPPORTUNITIES                                 190,000                  $741,000.00
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

ZAXIS OFFSHORE LIMITED                                    358,500                $1,398,150.00
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

ALFANAR U.S. CAPITAL VALUE                                 55,000                  $214,500.00
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

ZAXIS PARTNERS, L.P.                                       42,000                  $163,800.00
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

ZAXIS EQUITY NEUTRAL, L.P.                                 30,500                  $118,950.00
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

                                      I-2


SANFORD J. COLEN & JEAN N. COLEN, TTEES OF THE             16,000                   $62,400.00
COLEN TRUST
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

POLLAT, EVANS & CO. INC                                     4,000                   $15,600.00
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

PETER W. BRANAGH & RAMONA Y. BRANAGH, TTEES                 4,000                   $15,600.00
FOR THE BRANAGH REVOCABLE TRUST
c/o Apex Capital, LLC
4 Orinda Way, Suite 240B
Orinda, CA 94963

WILLOW CREEK OFFSHORE                                     350,000                $1,365,000.00
17 East Sir Francis Drake Blvd
Larkspur, CA 94939

WILLOW CREEK CAPITAL PARTNERS, L.P.                       150,000                  $585,000.00
17 East Sir Francis Drake Blvd
Larkspur, CA 94939

WILLIAM H. DRAPER, III RT                                  18,600                   $72,540.00
c/o Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301

FRED M. GIBBONS                                            35,000                  $136,500.00
c/o Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301

MICRO CAP PARTNERS, LP                                    599,502                $2,338,057.80
c/o Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301

                                      I-3

MICRO-MOUSSE PARTNERS, LP                                  64,500                  $251,550.00
c/o Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301

PAUL C. EDWARDS                                            27,300                  $106,470.00
c/o Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301

UBTI FREE, LP                                              60,000                  $234,000.00
c/o Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301

WILLIAM C. EDWARDS RT                                     109,200                  $425,880.00
c/o Palo Alto Investors
470 University Avenue
Palo Alto, CA 94301

CRESTWOOD CAPITAL PARTNERS                                135,000                  $526,500.00
c/o ING Furman Selz Asset Management LLC
230 Park Avenue
New York, NY 10169

CRESTWOOD CAPITAL PARTNERS II                              15,000                   $58,500.00
c/o ING Furman Selz Asset Management LLC
230 Park Avenue
New York, NY 10169

BRIDGEWOOD CAPITAL PARTNERS                                17,500                   $68,250.00
c/o ING Furman Selz Asset Management LLC
230 Park Avenue
New York, NY 10169

CRESTWOOD CAPITAL INTERNATIONAL, LTD                       82,500                  $321,750.00
c/o ING Furman Selz Asset Management LLC
230 Park Avenue
New York, NY 10169

                                      I-4

HOCKEY CAPITAL, L.P.                                       71,200                  $277,680.00
100 South Bedford Road, 2nd Floor
Mt. Kisco, NY 10549

HOCKEY CAPITAL QP, L.P.                                    71,300                  $278,070.00
100 South Bedford Road, 2nd Floor
Mt. Kisco, NY 10549

CRAGSWOOD LTD.                                              7,500                   $29,250.00
100 South Bedford Road, 2nd Floor
Mt. Kisco, NY 10549

CATALYST PARTNERS, L.P.                                   340,000                $1,326,000.00
350 Park Avenue, 11th Floor
New York, NY 10022
(until 11/16/01)

767 Third Avenue, 15th Floor
New York, NY 10017
(as of 11/19/01)

CATALYST INTERNATIONAL, LTD.                               10,000                   $39,000.00
350 Park Avenue, 11th Floor
New York, NY 10022
(until 11/16/01)

767 Third Avenue, 15th Floor
New York, NY 10017
(as of 11/19/01)

                        Total:                          4,487,178               $17,499,994.20

                                    EXHIBIT A

                                  LEGAL OPINION

                               November ___, 2001

To the Investors listed on
Schedule I to the Stock Purchase Agreement, dated as of November __, 2001

        RE:  RESTORATION HARDWARE, INC.

Ladies and Gentlemen:

        We have acted as counsel for Restoration Hardware, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of up to 4,487,178 shares (the "Shares") of the Company's common stock, $0.0001 par value per share, pursuant to the Stock Purchase Agreement, dated as of November ___, 2001 (the "Agreement"), by and among the Company and the investors listed on
Schedule I thereto. This opinion is furnished to you pursuant to Section 1.3 of the Agreement.

        We have examined originals or copies of the Agreement and such records, documents and certificates of public officials and a certificate of Cynthia Love, Vice President, Finance and Assistant Treasurer of the Company, dated November __, 2001 (the "Opinion Certificate"), made such inquiries of certain officers of the Company and considered such questions of law as we have deemed necessary for the purpose of rendering the opinion set forth herein. In rendering this opinion, we have relied upon the Opinion Certificate as to certain factual matters. We have made no independent investigation of the accuracy or completeness of such matters, but we have no actual knowledge of any such inaccuracy or incompleteness.

        We have assumed the genuineness of all signatures, the authenticity of all items submitted to us as originals and the conformity to originals of all items submitted to us as copies. In making our examination of the Agreement, we have assumed that each party to the Agreement (other than the Company) has capacity (with respect to any party that is an individual) and the power and authority (with respect to any party that is not an individual) to enter into the Agreement and to perform all of its obligations thereunder, and has duly authorized, executed and delivered such Agreement, and that such Agreement constitutes the legal, valid and binding obligations of such party, enforceable against such party in accordance with its terms. In rendering our opinion in paragraph 5 below, we note that the sale of the Shares will cause an adjustment to the Conversion Price pursuant to, and as defined in, the Certificate of Designation of Series A and Series B Preferred Stock of the Company.

        Our opinion in paragraph 1 below as to the good standing of the Company is based solely on a certificate of the Secretary of State of the State of Delaware. We have made no independent investigations as to whether the certificate is accurate or complete, but we have no actual knowledge of any such inaccuracy or incompleteness.

        We have assumed that no provision of the Agreement violates the public policy of any jurisdiction other than the State of California having a substantial relationship to the transaction contemplated by the Agreement or federal laws of the United States, and that no provision of the law of the State of California, the corporate law of the State of Delaware or federal law applicable to the Agreement violates the public policy of any such other jurisdiction.

        In rendering our opinion expressed in paragraphs 6 and 7 below, we have also relied upon (i) the representations and warranties of the Investors contained in the Agreement, which we have assumed to be true and correct in all respects as of the date hereof, and (ii) the Opinion Certificate.

        Our opinions in paragraphs 3(ii) and 7 are based on a review of those laws, rules and regulations which, in our experience, are normally applicable to the transactions of the type contemplated by the Agreement.

        We have made no independent investigation as to whether any of the aforementioned certificates are accurate or complete, but we have no actual knowledge of any such inaccuracy or incompleteness.

        Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge, it is intended to signify that, in the course of our representation of the Company in connection with the transaction referred to in the first paragraph hereof, none of Gavin Grover, Lori Shelstad, Peter Romo, Linda Lee or Tammy Albarran has acquired actual knowledge of the existence or absence of such facts. While the above named persons are the principal attorneys who have been actively engaged in the representation of the Company in connection with that matter, other attorneys of the firm have represented and continue to represent the Company on other matters. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

        The opinions hereinafter expressed are subject to the following further qualifications and exceptions:

        (i) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

        (ii) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Agreement, and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing or would be commercially unreasonable, or where a default under the Agreement is not material;

        (iii) Except to the extent encompassed by an opinion set forth below with respect to the Company, we express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any party to the Agreement with any law, regulation or order applicable to it, or (b) the legal or regulatory status or the nature of the business of any such party.

        (iv) The effect of judicial decisions which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Agreement;

        (v) The enforceability of provisions of the Agreement providing for indemnification or contribution, to the extent such indemnification or contribution is against public policy, and the effect of California law which provides that an indemnity provision may not be enforceable in the absence of negligence on the part of the indemnitor or if a loss was caused by the indemnitee's negligence;

        (vi) The enforceability of provisions of the Agreement which purport to establish evidentiary standards or to make determinations conclusive or powers absolute;

        (vii) The enforceability of provisions of the Agreement expressly or by implication waiving broadly or vaguely stated rights, or waiving rights granted by law where such waivers are against public policy;

        (viii) The enforceability of provisions of the Agreement providing that rights or remedies are not exclusive, that every right or remedy is cumulative, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies;

        (ix) The enforceability of a requirement that provisions of the Agreement may only be modified in writing to the extent an oral agreement has been executed modifying provisions of the Agreement;

        (x) Our opinion is based upon current statutes, rules, regulations, cases and official interpretive opinions, and it covers certain items that are not directly or definitively addressed by such authorities; and

        (xi) We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities.

        Based upon and subject to the foregoing, we are of the opinion that:

        1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        2. The Company has the corporate power and authority to execute and deliver and to perform and observe its obligations under the Agreement. The Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        3. The execution, delivery and performance by the Company of the obligations contained in the Agreement, including the issuance of the Shares as contemplated therein, (i) do not violate any provision of the Second Amended and Restated Certificate of Incorporation, as amended, or the Amended and Restated Bylaws of the Company, and (ii) do not violate any law, rule or regulation applicable to the Company.

        4. The Shares to be received by each Investor pursuant to the Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable.

        5. There are no pre-emptive or similar rights contained in the Second Amended and Restated Certificate of Incorporation, as amended, or the Amended and Restated Bylaws.

        6. Assuming the filing of a Form D in accordance with Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), the offer and sale of the Shares pursuant to the terms of the Agreement are exempt from registration under the Securities Act and qualification under the California Corporate Securities Law of 1968, as amended (the "California Securities Law").

        7. All consents, approvals, orders or authorizations of, and all qualifications, registrations or filings with, any federal or State of California governmental authority on the part of the Company required in connection with the issuance and sale of the Shares contemplated by the Agreement, except for the filing of a Form D in accordance with Regulation D under the Securities Act, have been made or obtained.

        We express no opinion as to matters governed by any laws other than the substantive laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States of America, in each case which are in effect on the date hereof. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent the laws of any jurisdiction, other than those identified above, are applicable to the subject matter hereof.

        This opinion is solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent.

                                          Very truly yours,

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS
                                     TO THE
                            STOCK PURCHASE AGREEMENT,
                          DATED AS OF NOVEMBER 6, 2001,
                                  BY AND AMONG
                           RESTORATION HARDWARE, INC.
                                       AND
                    THE INVESTORS NAMED ON SCHEDULE I THERETO

        The following are exceptions to the representations, warranties, covenants and agreements of Restoration Hardware, Inc. (the "Company") contained in the Stock Purchase Agreement, dated as of November 6, 2001 (the "Agreement"), by and among the Company and the Investors named on Schedule I attached thereto (each an "Investor" and collectively, the "Investors") and should be considered an integral part of the Agreement. The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement, provided, however, that any information disclosed herein or under any section number or in any schedule to the Agreement available to the Investors shall be deemed disclosed and incorporated into any of the sections to which it is related if a reasonable person would determine that the disclosure contained therein contains enough information so as to qualify such other sections. Any terms defined in the Agreement shall have the same meanings when used in this Schedule of Exceptions as when used in the Agreement, unless the context otherwise requires. Notwithstanding any materiality qualifications in any of the Company's representations, warranties, covenants and agreements in the Agreement, for administrative ease, certain items have been included herein which are not considered by the Company to be material to the business or results of operations of the Company and its subsidiaries. The inclusion of any item hereunder shall not be deemed to be an admission by the Company that such item is material to the business, assets or results of operations of the Company, nor shall it be deemed an admission of any obligation or liability to any third party.

                     6.11 FINANCIAL CONSULTANT ARRANGEMENTS

The Company has agreed to pay Keith Belling fees in the amount of $50,000 for his financial advisory services upon the Closing of the transaction contemplated by the Agreement.


                                      B-2